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EXHIBIT 10.6(a)

                                  March 3, 1998


United Air Lines, Inc.
P.O. Box 66100
Chicago, IL  60666
Attn:  Tom Hanley

         Re:      Third Amendment to United Express Agreement between United Air Lines, Inc. ("United"), Atlantic
                  Coast Airlines and Atlantic Coast Airlines, Inc. (collectively, "ACAI") dated October 1, 1991 as amended as of April 1, 1993 and as of October 14, 1994 (said agreement, as amended, the
                  "United Express Agreement")

Dear Tom:

         This letter is intended to confirm our understanding with respect to matters contained herein and, when countersigned by you, will constitute an amendment to the United Express Agreement.

         The parties agree that the term of the United Express Agreement be and hereby is extended such that the United Express Agreement will continue in effect through March 31, 1999 unless it is terminated at an earlier date pursuant to one or more of the provisions contained therein.


         United further agrees that ACAI is authorized to operate up to 23 regional jet aircraft, 50-seat capacity, as United Express under the terms of the United Express Agreement. ACAI agrees that it will work with United to facilitate aircraft 23 to be transferred to another United Express operator as part of the initial allotment of 30 regional jets provided by the United ALPA agreement. In that case, a 23rd aircraft would be made available to ACAI as the first aircraft in the next allotment. The deployment of any regional jet operated by ACAI must be approved on a city pair by city pair basis.


         We would appreciate United's signature below to confirm its agreement to the terms outlined herein.

                                Very truly yours,
                          ATLANTIC COAST AIRLINES, INC.
                             ATLANTIC COAST AIRLINES
                        By:_____________________________
                                 Kerry B. Skeen,
                       President & Chief Executive Officer

Accepted and Agreed:
UNITED AIR LINES, INC.

By:____________________


Date:  March 3, 1998

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